UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                November 18, 2003


                        SOUNDVIEW TECHNOLOGY GROUP, INC.
             (Exact name of registrant as specified in its charter)


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


           DELAWARE                          000-26225                  13-3900397
(State or Other jurisdiction of        Commission File Number         (I.R.S. Employer
 Incorporation or Organization)                                     Identification Number)
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              1700 East Putnam Avenue, Old Greenwich, CT 06870-1321
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 321-7000
              (Registrant's Telephone Number, Including Area Code)




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Item 5.    Other Events

         On November 18, 2003, SoundView Technologies Group, Inc., a Delaware corporation ("SoundView"), The Charles Schwab Corporation, a Delaware corporation ("Schwab"), and Shakespeare Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Schwab ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing, among other things, that Merger Sub will make a cash tender offer for any and all of the outstanding shares of SoundView common stock at a price of $15.50 per share net to the seller in cash (the "Offer"). On November 19, 2003, SoundView and Schwab issued a joint press release, which is filed as Exhibit 99.1 hereto and incorporated by reference herein, announcing the execution of the Merger Agreement.

         After acquiring shares of SoundView common stock pursuant to the Offer, Merger Sub will merge with and into the SoundView, with SoundView being the surviving corporation (the "Merger"). In the Merger, holders of issued and outstanding shares of SoundView common stock will be entitled to receive $15.50 per share in cash.

        Under the Merger Agreement, SoundView granted Parent and Merger Sub an option to purchase, at a price per share equal to the Offer Price, a number of shares that when added to the number of shares of SoundView common stock owned by Parent, Merger Sub and their affiliates at the time of exercise of such option, constituting one share of SoundView common stock more than ninety percent (90%) of the number of shares of such stock immediately outstanding before the issuance of these shares. Parent and Merger Sub may not exercise the option until Parent, Merger Sub and their affiliates own at least 80% of the outstanding SoundView common stock.

        The transaction, which has been approved by SoundView's and Schwab's boards of directors, is subject to customary regulatory approvals, and other conditions. It is expected that the acquisition will be completed in the first quarter of 2004.

        The summary of the Merger Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Merger Agreement attached hereto as Exhibit 2.1.

         On November 19, 2003, SoundView issued a press release, which is filed as Exhibit 99.2 hereto and incorporated by reference herein, that announced that John Hervey will be named President of SoundView.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

2.1 Agreement and Plan of Merger, dated as of November 18, 2003, by and among The Charles Schwab Corporation, a Delaware corporation, Shakespeare Merger


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         Corporation, a Delaware corporation and a wholly owned subsidiary of
         The Charles Schwab Corporation, and SoundView Technologies Group, Inc., a Delaware corporation.

99.1 Joint Press Release issued by SoundView Technology Group, Inc. and The Charles Schwab Corporation on November 19, 2003 (Incorporated by reference to Exhibit 99.1(a)(5)(A) to the Schedule 14D-9 of SoundView Technology Group, Inc. filed on November 19, 2003).

99.2 Press Release issued by SoundView Technology Group, Inc. on November 19, 2003.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 19, 2003

                                            SOUNDVIEW TECHNOLOGY GROUP, INC.

                                            By:    /s/ Mark Loehr
                                                   ---------------
                                            Name:  Mark Loehr
                                            Title: Chief Executive Officer



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                                  EXHIBIT LIST

Exhibit
No.                                  Description
---                                  -----------
2.1 Agreement and Plan of Merger, dated as of November 18, 2003, by and among The Charles Schwab Corporation, a Delaware corporation, Shakespeare Merger Corporation, a Delaware corporation and a wholly owned subsidiary of The Charles Schwab Corporation, and SoundView Technologies Group, Inc., a Delaware corporation.

99.1 Joint Press Release issued by SoundView Technology Group, Inc. and The Charles Schwab Corporation on November 19, 2003 (Incorporated by reference to Exhibit 99.1(a)(5)(A) to the Schedule 14D-9 of SoundView Technology Group, Inc. filed on November 19, 2003).

99.2 Press Release issued by SoundView Technology Group, Inc. on November 19, 2003.